**DEBTOR:** BSD Medical Corporation

**CASE NUMBEI** 16-24435 RKM

## MONTHLY OPERATING REPORT
CHAPTER 11

**Form 2-A**
**COVER SHEET**

For Period Ending: 8/31/16

**Accounting Method:** [X] Accrual Basis [ ] Cash Basis

***THIS REPORT IS DUE 14 DAYS AFTER THE END OF THE MONTH***

Mark One Box for Each Required Document:

Debtor must attach each of the following reports/documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

| Report/Document Attached | Previously Waived | REQUIRED REPORTS/DOCUMENTS |
|---|---|---|
| [X] | [ ] | 1. Cash Receipts and Disursements Statement (Form 2-B) |
| [X] | [ ] | 2. Balance Sheet (Form 2-C) |
| [X] | [ ] | 3. Profit and Loss Statement (Form 2-D) |
| [X] | [ ] | 4. Supporting Schedules (Form 2-E) |
| [X] | [ ] | 5. Quarterly Fee Summary (Form 2-F) |
| [X] | [ ] | 6. Narrative (Form 2-G) |
| [X] | [ ] | 7. Bank Statements for All Bank Accounts<br>IMPORTANT: Redact account numbers and remove check images |
| [X] | [ ] | 8. Bank Statement Reconciliations for all Bank Accounts |

***I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.***

**Executed on:** 9/14/2016

**Print Name:** Tim McQuay

**Signature:** [signature]

**Title:** CEO and President

Rev. 12/10/2009

**DEBTOR:** BSD Medical Corporation **CASE NO:** 16-24435 RKM

## Form 2-B
## CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 8/1/16 to 8/31/16

| CASH FLOW SUMMARY | Current Month | | Accumulated |
|---|---|---|---|
| **1. Beginning Cash Balance** | $ 1,309,665.47 | (1) | $ 278,088.92 |
| 2. Cash Receipts | | | |
| Operations | 59,830.00 | | 594,341.85 |
| Sale of Assets | 4,350,000.00 | | 4,350,000.00 |
| Loans/advances | (850,000.00) | | - |
| Other | 42,358.34 | | 54,874.68 |
| Total Cash Receipts | $ 3,602,188.34 | | $ 4,999,216.53 |
| 3. Cash Disbursements | | | |
| Operations | 809,411.74 | | 1,094,573.46 |
| Debt Service/Secured loan payment | - | | - |
| Professional fees/U.S. Trustee fees | 45,000.00 | | 125,269.92 |
| Other | - | | 20.00 |
| Total Cash Disbursements | $ 854,411.74 | | $ 1,219,863.38 |
| 4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements) | 2,747,776.60 | | 3,779,353.15 |
| **5 Ending Cash Balance (to Form 2-C)** | $ 4,057,442.07 | (2) | $ 4,057,442.07 |

| CASH BALANCE SUMMARY | Financial Institution | Book Balance |
|---|---|---|
| Petty Cash | | $ - |
| DIP Operating Account | Wells Fargo xxxx-1802 | 76,104.76 |
| DIP State Tax Account | | - |
| DIP Payroll Account | Wells Fargo xxxx-5217 | 4,665.12 |
| Other Operating Account | Wells Fargo CC security deposit | 25,000.00 |
| Other Interest-bearing Account | Wells Fargo MM xxxx-8458 | 3,951,672.19 |
| TOTAL (must agree with Ending Cash Balance above) | | $ 4,057,442.07 |

***(1) Accumulated beginning cash balance is the cash available at the commencement of the case. Current month beginning cash balance should equal the previous month's ending balance.***
***(2) All cash balances should be the same.***

**DEBTOR:** BSD Medical Corporation **CASE NO:** 16-24435 RKM

## Form 2-B
## CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 8/1/16 to 8/31/16

**CASH RECEIPTS DETAIL** **Account No: Wells Fargo xxxx-1802**

*(attach additional sheets as necessary)*

| Date | Payer | Description | Amount |
|---|---|---|---|
| | SEE ATTACHED | | $ 3,601,966.64 |

**Total Cash Receipts** $ 3,601,966.64 (1)

*(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1*

**Form 2-B** **Account No: WF xxx-1802**
**Cash Receipts**
**August 1 - 31, 2016**

| Payer | Description | Date | Amount |
|---|---|---|---|
| University of Utah | A/R Receipt | 8/10/2016 | 44,500.00 |
| Dorsey & Whitney | Reimburse prepetition pmts | 8/11/2016 | 27,874.28 |
| Univ Medical Dental NJ | A/R Receipt | 8/12/2016 | 5,230.00 |
| VA Hospital Denver | A/R Receipt | 8/15/2016 | 10,100.00 |
| D. Green | Reimburse prepetition pmts | 8/24/2016 | 14,262.36 |
| Scion Medical | Asset Purchase Agreement | 8/24/2016 | 2,975,000.00 |
| Scion Medical | Asset Purchase Agreement | 8/24/2016 | 525,000.00 |
| | **Total Cash Receipts** | | **3,601,966.64** |

**DEBTOR:** BSD Medical Corporation **CASE NO:** 16-24435 RKM

## Form 2-B
## CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 8/1/16 to 8/31/16

**CASH RECEIPTS DETAIL** **Account No: Wells Fargo xxxx-8458**

*(attach additional sheets as necessary)*

| Date | Payer | Description | Amount |
|---|---|---|---|
| 8/31/16 | Wells Fargo | Interest Income | $ 221.70 |

**Total Cash Receipts** $ 221.70 (1)

*(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1*

**DEBTOR:** BSD Medical Corporation **CASE NO:** 16-24435 RKM

## Form 2-B
### CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 8/1/16 to 8/31/16

**CASH DISBURSEMENTS DETAIL** **Account No: Wells xxxx-1802**
*(attach additional sheets as necessary)*

| Date | Check No. | Payee | Description (Purpose) | Amount |
|---|---|---|---|---|
| | SEE ATTACHED | | | $ 854,411.74 |

**Total Cash Disbursements** $ 854,411.74 (1)

***(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1***

Debtor: BSD Medical Corporation Case No: 16-24435 RKM

Form 2-B
Account No: WF xxx-1802

Cash Disbursements

August 1 - 31, 2016

| Payee | Check No. | Date | Description (Purpose) | Amount |
|---|---|---|---|---|
| IRS | Handcheck: EFT#Q3 2015 720 late fee | 08/01 | Fee for filing Q3 2015 report late | 279.18 |
| SurePayroll | ACH charge | 08/02 | July payroll processing fee | 95.99 |
| UT State Tax Comm | Handcheck: EFT#Q2 2015 LATE FEE | 08/01 | Q2 2015 filing late fee | 0.55 |
| UT State Tax Comm | Handcheck: EFT#Q2 2014 BALANCE | 08/01 | Q2 2014 balance due on sales/use tax ret | 13.39 |
| UT State Tax Comm | Handcheck: EFT#Q2 2016 SALES/USE | 08/01 | Q2 2016 sales/use tax return | 23.70 |
| SurePayroll | Handcheck: EFT#PR 07.31.2016 01 | 08/03 | 8/5/16 payroll, hourly/salaries paid | 16,460.18 |
| Accountant (R. Astill) | Handcheck: EFT#PR 07.31.2016 02 | 08/03 | Accounting services | 5,000.00 |
| Clinton Carnell | Handcheck: EFT#PR 07.31.2016 03 | 08/03 | Wages and backpay | 96,049.19 |
| Ariel Duke | Handcheck: EFT#PR 07.31.2016 04 | 08/03 | Expense reimbursement | 30.00 |
| Devin Ellis | Handcheck: EFT#PR 07.31.2016 05 | 08/03 | R&D services (CE Mark) | 150.00 |
| Jenny Ellis | Handcheck: EFT#PR 07.31.2016 06 | 08/03 | R&D services | 495.00 |
| Carol Freasier | Handcheck: EFT#PR 07.31.2016 07 | 08/03 | R&D services (CE Mark) | 2,080.00 |
| Mark Houskeeper | Handcheck: EFT#PR 07.31.2016 08 | 08/03 | Travel expense reimbursement | 1,035.08 |
| Doug Wilkes | Handcheck: EFT#PR 07.31.2016 09 | 08/03 | Expense reimbursement | 935.92 |
| D. Green | Handcheck: EFT#PR 07.31.2016 10 | 08/03 | Operations & Admin Services | 10,000.00 |
| John Groen | Check: CK031353 | 08/03 | R&D services (CE Mark) | 280.00 |
| Robert Risk | Check: CK031354 | 08/03 | R&D services (CE Mark) | 1,207.50 |
| De Lage Landen | Check: CK031355 | 08/03 | Monthly copier rental | 829.81 |
| New Jersey Dept of Rev | Check: CK031356 | 08/03 | Payroll tax report late filling fee | 76.92 |
| Ben Beckham | Check: CK031357 | 08/03 | Sales & marketing services | 3,367.43 |
| Veritas | Check: CK031358 | 08/03 | R&D services (CE Mark) | 7,462.50 |
| State of Delaware | Handcheck: EFT#Q1&2 2016 DE FRAN | 08/10 | Qtrly DE franchise taxes due | 5,623.80 |
| Wells Fargo Merchant Svcs | Bankcard Discount Fee | 08/10 | Credit card processing fees | 1,030.40 |
| Wells Fargo Merchant Svcs | Bankcard Interchange Fee | 08/11 | Credit card processing fees | 1,566.70 |
| Wells Fargo Merchant Svcs | Bankcard Fee | 08/11 | Credit card processing fees | 50.62 |
| Wells Fargo Merchant Svcs | Client Analysis svc chg | 08/11 | Credit card processing fees | 114.23 |
| Ben Beckham | Check: CK031359 | 08/11 | Sales & marketing services | 3,300.00 |
| Iron Mountain | Check: CK031360 | 08/11 | Cloud storage fee | 157.32 |
| Doug Wilkes | Check: CK031361 | 08/11 | Expense reimbursement | 2,430.65 |
| Fedex | Handcheck: EFT#FEDEX 549528828 | 08/15 | Shipping | 81.62 |
| Sage accounting | Handcheck: EFT#08.17.2016 SAGE | 08/17 | Accounting software tech support fee | 2,657.41 |
| John Groen | Check: CK031362 | 08/17 | R&D services (CE Mark) | 560.00 |
| Robert Risk | Check: CK031363 | 08/17 | R&D services (CE Mark) | 1,387.50 |
| Dirk Cooley | Check: CK031364 | 08/17 | R&D services (CE Mark) | 1,415.77 |
| Ben Beckham | Check: CK031365 | 08/17 | Sales & marketing services | 3,450.00 |
| BACS | Check: CK031366 | 08/17 | IT support | 1,190.00 |
| Veritas | Check: CK031367 | 08/17 | R&D services (CE Mark) | 11,925.00 |
| Comcast | Check: CK031368 | 08/17 | Internet & phone service | 256.18 |
| Ariel Duke | Handcheck: EFT#PR 08.15.2016 01 | 08/18 | Expense reimbursement | 30.00 |
| Clinton Carnell | Handcheck: EFT#PR 08.15.2016 02 | 08/18 | Wages | 20,833.33 |
| Devin Ellis | Handcheck: EFT#PR 08.15.2016 03 | 08/18 | R&D services (CE Mark) | 850.00 |
| Jenny Ellis | Handcheck: EFT#PR 08.15.2016 04 | 08/18 | R&D services | 635.85 |
| Carol Freasier | Handcheck: EFT#PR 08.15.2016 05 | 08/18 | R&D services (CE Mark) | 4,500.00 |
| SurePayroll | Handcheck: EFT#PR 08.15.2016 06 | 08/18 | 8/20/16 payroll, hourly/salaries paid | 35,736.05 |
| CT Corp Services | Handcheck: EFT#08.17.2016 CT CORP | 08/18 | State corp. representation | 8,518.60 |
| D. Green | Handcheck: EFT#PR 08.15.2016 07 | 08/18 | Operations & Admin Services | 10,000.00 |
| Accountant (R. Astill) | Handcheck: EFT#PR 08.15.2016 08 | 08/18 | Accounting services | 5,000.00 |
| Ariel Duke | Void: EFT #PR 08.15.2016 01 | 08/18 | Expense reimbursement | -30.00 |
| CT Corp Services | Void: EFT #08.17.2016 CT CORP | 08/18 | State corp. representation | -8,518.60 |
| IRS | Handcheck: EFT#ACH 2016.08.19 | 08/19 | Q4 2015 Form 720 balance due | 2,474.55 |
| CT Corp Services | Handcheck: EFT#EFT 08.19.2016 | 08/19 | State corp. representation | 4,291.00 |
| Fedex | Handcheck: EFT#ACH 2016.08.22 | 08/23 | Shipping | 207.02 |
| Suntrust | Manual ACH charge | 08/24 | Asset sale transaction fee | 525,000.00 |
| Fedex | Handcheck: EFT#EFT 2016.08.29 | 08/29 | Shipping | 131.02 |
| SurePayroll | Handcheck: EFT#EFT 2016.08.31 A | 08/31 | 9/5/16 payroll, hourly/salaries paid | 23,708.91 |
| Clinton Carnell | Handcheck: EFT#EFT 2016.08.31 B | 08/31 | Expense reimbursement | 378.39 |
| Carol Freasier | Handcheck: EFT#2016.08.31 C | 08/31 | R&D services (CE Mark) | 576.00 |
| Jenny Ellis | Handcheck: EFT#EFT 2016.08.31 D | 08/31 | R&D services (CE Mark) | 1,186.75 |
| D. Green | Handcheck: EFT#2016.08.31 E | 08/31 | Operations & Admin Services | 10,000.00 |
| Accountant (R. Astill) | Handcheck: EFT#2016.08.31 F | 08/31 | Accounting services | 5,000.00 |
| Clinton Carnell | Handcheck: EFT#EFT 2016.08.31 G | 08/31 | Wages | 20,833.33 |
| | **Total Cash Disbursements** | | | **854,411.74** |

**DEBTOR:** BSD Medical Corporation **CASE NO:** 16-24435 RKM

**Form 2-B**

**CASH RECEIPTS AND DISBURSEMENTS STATEMENT**

For Period: 8/1/16 to 8/31/16

**CASH DISBURSEMENTS DETAIL** **Account No: Wells xxxx-8458**

*(attach additional sheets as necessary)*

| Date | Check No. | Payee | Description (Purpose) | Amount |
|---|---|---|---|---|
| 8/31/16 | EFT | Wells Fargo | Bank service charges | $ - |

**Total Cash Disbursements** $ - (1)

*(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1*

| DEBTOR: | BSD Medical Corporation | CASE NO: | 16-24435 RKM |
|---|---|---|---|

Form 2-C

## COMPARATIVE BALANCE SHEET

**For Period Ended:** 8/31/16

| | | Current Month | (Book Value) Petition Date (1) |
|---|---|---|---|
| ***ASSETS*** | | | |
| Current Assets: | | | |
| Cash (from Form 2-B, line 5) | | $ 4,057,442.07 | $ 278,088.92 |
| Accounts Receivable (from Form 2-E) | | - | 522,640.44 |
| Receivable from Officers, Employees, Affiliates | | - | - |
| Inventory | | - | 853,395.33 |
| Other Current Assets :(List) | Prepaid insurance | 46,284.00 | 83,323.54 |
| | Deposits | 103,975.91 | 107,888.91 |
| Total Current Assets | | $ 4,207,701.98 | $ 1,845,337.14 |
| Fixed Assets: | | | |
| Land | | $ - | $ - |
| Building | | - | - |
| Equipment, Furniture and Fixtures | | 111,808.84 | 831,845.78 |
| Total Fixed Assets | | 111,808.84 | 831,845.78 |
| Less: Accumulated Depreciation | | ( 39,064.25 ) | ( 671,402.40 ) |
| Net Fixed Assets | | $ 72,744.59 | $ 160,443.38 |
| Other Assets (List): | | - | - |
| | | - | - |
| **TOTAL ASSETS** | | $ 4,280,446.57 | $ 2,005,780.52 |
| ***LIABILITIES*** | | | |
| Post-petition Accounts Payable (from Form 2-E) | | $ 76,613.19 | $ - |
| Post-petition Accrued Profesional Fees (from Form 2-E) | | 308,500.50 | - |
| Post-petition Taxes Payable (from Form 2-E) | | - | - |
| Post-petition Notes Payable | | - | - |
| Other Post-petition Payable(List): | | - | - |
| | | - | - |
| Total Post Petition Liabilities | | $ 385,113.69 | $ - |
| Pre Petition Liabilities: | | | |
| Secured Debt | | - | - |
| Priority Debt | | 51,787.72 | 51,787.72 |
| Unsecured Debt | | 2,466,082.45 | 2,471,905.73 |
| Total Pre Petition Liabilities | | $ 2,517,870.17 | $ 2,523,693.45 |
| **TOTAL LIABILITIES** | | $ 2,902,983.86 | $ 2,523,693.45 |
| ***OWNERS' EQUITY*** | | | |
| Owner's/Stockholder's Equity | | $ 68,532,407.88 | $ 68,532,407.88 |
| Retained Earnings - Prepetition | | (69,050,320.81) | (69,050,320.81) |
| Retained Earnings - Post-petition | | 1,895,375.64 | - |
| **TOTAL OWNERS' EQUITY** | | $ 1,377,462.71 | $ (517,912.93) |
| **TOTAL LIABILITIES AND OWNERS' EQUITY** | | $ 4,280,446.57 | $ 2,005,780.52 |

*(1) Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values listed on the Debtor's schedules.*

**DEBTOR:** BSD Medical Corporation **CASE NO:** 16-24435 RKM

## Form 2-D
## PROFIT AND LOSS STATEMENT
**For Period** 8/1/16 **to** 8/31/16

| | Current Month | Accumulated Total (1) |
|---|---|---|
| Gross Operating Revenue | $ 24,600.00 | $ 399,480.00 |
| Less: Discounts, Returns and Allowances | ( 12,500.00 ) | ( 12,500.00 ) |
| **Net Operating Revenue** | $ 12,100.00 | $ 386,980.00 |
| Cost of Goods Sold | 8,694.25 | 103,595.95 |
| **Gross Profit** | $ 3,405.75 | $ 283,384.05 |
| Operating Expenses | | |
| Officer Compensation | $ 41,666.66 | $ - |
| Selling, General and Administrative | 109,503.85 | 639,599.15 |
| Rents and Leases | - | 15,652.00 |
| Depreciation, Depletion and Amortization | - | 11,556.69 |
| Other (list): wire fee | - | 30.00 |
| Total Operating Expenses | $ 151,170.51 | $ 666,837.84 |
| **Operating Income (Loss)** | $ (147,764.76) | $ (383,453.79) |
| Non-Operating Income and Expenses | | |
| Other Non-Operating Expenses | $ - | $ - |
| Gains (Losses) on Sale of Assets | - | - |
| Interest Income | 221.70 | 351.96 |
| Interest Expense | - | - |
| Other Non-Operating Income (Asset sale to Scion) | 2,767,046.30 | 2,767,046.30 |
| Net Non-Operating Income or (Expenses) | $ 2,767,268.00 | $ 2,767,398.26 |
| Reorganization Expenses | | |
| Legal and Professional Fees | $ 116,500.00 | $ 410,678.46 |
| Other Reorganization Expense | - | - |
| Total Reorganization Expenses | $ 116,500.00 | $ 410,678.46 |
| Exec **Net Income (Loss) Before Income Taxes** | $ 2,503,003.24 | $ 1,973,266.01 |
| Federal and State Income Tax Expense (Benefit) | - | - |
| **NET INCOME (LOSS)** | $ 2,503,003.24 | $ 1,973,266.01 |

***(1) Accumulated Totals include all revenue and expenses since the petition date.***

DEBTOR: BSD Medical Corporation    CASE NO: 16-24435 RKM

# Form 2-E
## SUPPORTING SCHEDULES
For Period: 8/1/16 to 8/31/16

## *POST PETITION TAXES PAYABLE SCHEDULE*

| | Beginning Balance (1) | Amount Accrued | Amount Paid | Date Paid | Check Number | Ending Balance |
|---|---|---|---|---|---|---|
| Income Tax Withheld: | | | | | | |
| Federal | $ 2,007.50 | $ 9,313.74 | $ 11,321.24 | 8/3,8/18,8/31 | EFT Surepayroll | $ - |
| State | 660.85 | 2,551.58 | 3,212.43 | 8/3,8/18,8/31 | EFT Surepayroll | - |
| FICA Tax Withheld | 1,168.53 | 2,707.23 | 3,875.76 | 8/3,8/18,8/31 | EFT Surepayroll | - |
| Employer's FICA Tax | 1,168.53 | 2,707.23 | 3,875.76 | 8/3,8/18,8/31 | EFT Surepayroll | - |
| Unemployment Tax | | | | | | |
| Federal | 9.45 | 3.20 | 12.65 | 8/3,8/18,8/31 | EFT Surepayroll | - |
| State | 7.20 | 37.95 | 45.15 | 8/3,8/18,8/31 | EFT Surepayroll | - |
| Sales, Use & Excise Taxes | 23.70 | - | 23.70 | 8/1 | EFT UT Tax | - |
| Property Taxes | - | - | - | | | - |
| Accrued Income Tax: | | | | | | |
| Federal | - | - | - | | | - |
| State | - | - | - | | | - |
| Other:________ | - | - | - | | | - |
| TOTALS | $ 5,045.76 | $ 17,320.93 | $ 22,366.69 | | | $ - |

***(1) For first report, Beginning Balance will be $0; thereafter, Beginning Balance will be Ending Balance from prior report.***

## *INSURANCE SCHEDULE*

| | Carrier | Amount of Coverage | Expiration Date | Premium Paid Through |
|---|---|---|---|---|
| Workers' Compensation | Traveler's | $ 1,000,000 | 4/20/17 | $ 10/20/16 |
| General Liability | Traveler's | $ 7,000,000 | 8/31/16 | $ 8/31/16 |
| Property (Fire, Theft) | Included in General Liab | $ | | $ |
| Vehicle | Traveler's | $ 1,000,000 | 8/31/16 | $ 8/31/16 |
| Other (list): Umbrella | Traveler's | $ 4,000,000 | 8/31/16 | $ 8/31/16 |

**DEBTOR:** BSD Medical Corporation **CASE NO:** 16-24435 RKM

Form 2-E
**SUPPORTING SCHEDULES**
**For Period:** 8/1/16 to 8/31/16

## *ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING*

| Due | | Accounts Receivable | Post Petition Accounts Payable |
|---|---|---|---|
| Under 30 days | | $ - | $ 43,744.28 |
| 30 to 60 days | | - | 30,613.66 |
| 61 to 90 days | All receivables sold to Scion 8/24/16 | - | 2,255.25 |
| 91 to 120 days | | | - |
| Over 120 days | | | - |
| **Total Post Petition** | | - | |
| **Pre Petition Amounts** | | - | |
| Total Accounts Receivable | | $ - | |
| Less: Bad Debt Reserve | | - | |
| **Net Accounts Receivable (to Form 2-C)** | | $ - | |
| | | **Total Post Petition Accounts Payable** | $ 76,613.19 |

** Attach a detail listing of accounts receivable and post-petition accounts payable*

## *SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS*

| | Month-end Retainer Balance | Current Month's Accrual | Paid in Current Month | Date of Court Approval | Month-end Balance Due * |
|---|---|---|---|---|---|
| Debtor's Counsel | $ 25,000.00 | $ 86,500.00 | $ | (3) | $ 299,835.41 |
| Counsel for Unsecured | | | | | - |
| Creditors' Committee | - | - | - | | - |
| Trustee's Counsel | - | - | - | | - |
| Accountant | - | 10,000.00 | 15,000.00 | 7/13/2016 (2) | 3,665.09 |
| Other: See attached | - | 20,000.00 | 30,000.00 | attached (1),(2) | 5,000.00 |
| Total | $ 25,000.00 | $ 116,500.00 | $ 45,000.00 | | $ 308,500.50 |

***Balance due to include fees and expenses incurred but not yet paid.**

(1) On 8/23/16, D. Green returned $14,262.36 of pre-petition payments made to him.

(2) Of the $15,000, $30,000, and $137,715.85 listed as paid to Accountant, Green, and Carnell, $5,000, $10,000, and $20,833.33, respectively, were transmitted to each payee on 8/31/16, but was not received by payee until 9/2/2016.

(3) The $86,500 represents an estimate based on prior month actual amounts. Will true-up when invoices are received.

## *SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES***

| Payee Name | Position | Nature of Payment | Amount |
|---|---|---|---|
| Clinton Carnell | CEO | Wages (2) | $ 137,715.85 |
| | | | - |

****List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.**

**DEBTOR:** BSD Medical Corporation **CASE NO:** 16-24435 RKM

Form 2-E
**SUPPORTING SCHEDULES**
**For Period:** 8/1/16 to 8/31/16

## *DETAIL OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS*

| | Month-end Retainer Balance | Current Month's Accrual | Paid in Current Month | Date of Court Approval | Month-end Balance Due | |
|---|---|---|---|---|---|---|
| Other: | | | | | | |
| David Green | | 20,000.00 | 30,000.00 | 7/22/2016 | - | |
| Nixon & Peabody | | | - | 8/3/2016 | 5,000.00 | (1) |
| | | | | | - | |
| | | - | - | | | |
| Total | $ - | $ 20,000.00 | $ 30,000.00 | | $ 5,000.00 | |

(1) Total due to Nixon & Peabody is $50,042.60. Of this amount only $5,000 is post-petition.

BSD Medical Corporation
Accounts Receivable Detail

CASE NO: 16-24435 RKM

For Period: 8/31/16

| | ***Pre Petition*** | | | | | | ***Post Petition*** | | | | | | Combined |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Customer | Under 30 | 30 to 60 | 61 to 90 | 91 to 120 | Over 120 | Total | Under 30 | 30 to 60 | 61 to 90 | 91 to 120 | Over 120 | Total | Pre and Post |
| ADA | | | | | 46,788.97 | 46,788.97 | | | | | | - | 46,788.97 |
| Appleton | | | 11,625.00 | 22,400.00 | 12,000.00 | 46,025.00 | 7,400.00 | 18,900.00 | 30,725.00 | 14,250.00 | | 71,275.00 | 117,300.00 |
| Boston | | | | | | - | 7,600.00 | | | | | 7,600.00 | 7,600.00 |
| CEA | | | | | 32,321.66 | 32,321.66 | | | | | | - | 32,321.66 |
| Comed | | | | 21,500.00 | | 21,500.00 | 9,600.00 | 4,800.00 | 19,200.00 | | | 33,600.00 | 55,100.00 |
| KOL | | | | 1,425.00 | 4,553.11 | 5,978.11 | | | 5,700.00 | | | 5,700.00 | 11,678.11 |
| Mayo | | | | | | - | | | | | | - | - |
| Micromedics | | | | | 10,264.29 | 10,264.29 | | | | | | - | 10,264.29 |
| Rhode Island | | | | 1,497.41 | | 1,497.41 | 33,750.00 | | | | | 33,750.00 | 35,247.41 |
| Roger Williams | | | | | | - | - | | | | | - | - |
| Terumo | | | | | | - | | | | | | - | - |
| Miriam | | | | | | - | | | | | | - | - |
| University of Utah | | | | | | - | - | | | | | - | - |
| Univ Med and Dent NJ | | | | | 30.00 | 30.00 | | | | | | - | 30.00 |
| VA | | | | | | - | | | | | | - | - |
| | | | | | | - | | | | | | - | - |
| Totals | - | - | 11,625.00 | 46,822.41 | 105,958.03 | 164,405.44 | 58,350.00 | 23,700.00 | 55,625.00 | 14,250.00 | - | 151,925.00 | 316,330.44 |
| Less: AR sold to Scion 8/24/16 | | | (11,625.00) | (46,822.41) | (105,958.03) | (164,405.44) | (58,350.00) | (23,700.00) | (55,625.00) | (14,250.00) | - | (151,925.00) | (316,330.44) |
| Net Receivables | | | - | - | - | - | - | - | - | - | - | - | - |

BSD Medical Corporation
Accounts Payable Detail

CASE NO: 16-24435 RKM

For Period: 8/31/16

| Customer | Pre Petition Under 30 | Pre Petition 30 to 60 | Pre Petition 61 to 90 | Pre Petition 91 to 120 | Pre Petition Over 120 | Pre Petition Total | Post Petition Under 30 | Post Petition 30 to 60 | Post Petition 61 to 90 | Post Petition 91 to 120 | Post Petition Over 120 | Post Petition Total |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| ADT | | | | | 2,016.44 | 2,016.44 | | | | | | - |
| American shredding | | | | | 238.40 | 238.40 | | | | | | - |
| American Western | | | | | 16,000.00 | 16,000.00 | | | | | | - |
| Anthony Weeks | | | | | 4,000.00 | 4,000.00 | | | | | | - |
| Appleton | | | | 6,583.50 | 9,869.50 | 16,453.00 | 4,537.50 | 9,679.25 | 1,955.25 | | | 16,172.00 |
| Aramark | | | | | 804.54 | 804.54 | | | | | | - |
| Ariel Duke | | | | | | - | | | | | | - |
| Arrow | | | | | 20,088.82 | 20,088.82 | | | | | | - |
| Atlas | | | | | 5,673.90 | 5,673.90 | | | | | | - |
| BACS | | | | | 56,245.36 | 56,245.36 | | | | | | - |
| Ben Curtis Beckham | | | | | | - | - | | | | | - |
| Brenda Norelk | | | | 321.00 | 713.50 | 1,034.50 | | | | | | - |
| Broadridge | | | | 781.06 | | 781.06 | | | | | | - |
| Cargo Link | | | | 32.99 | | 32.99 | | | | | | - |
| Carol Freasier | | | | | | - | - | 0.30 | | | | 0.30 |
| CEA | | | | | 16,818.84 | 16,818.84 | | | | | | - |
| Certify | | | | | 576.00 | 576.00 | | | | | | - |
| Chorus Call | | | | | 800.96 | 800.96 | | | | | | - |
| Clint Carnell | | | | | | - | - | | | | | - |
| Cognizant | | | | | 3,500.00 | 3,500.00 | | | | | | - |
| Cole Parmer | | | | | 42.76 | 42.76 | | | | | | - |
| Comcast | | | | | 1,093.76 | 1,093.76 | | | | | | - |
| Comed | | | | 16,600.00 | | 16,600.00 | 2,400.00 | 4,200.00 | 300.00 | | | 6,900.00 |
| Compandben | | | | | 38,660.00 | 38,660.00 | | | | | | - |
| Converge | | | | | 2,402.04 | 2,402.04 | | | | | | - |
| CT | | | | | 1,635.00 | 1,635.00 | 4,227.60 | | | | | 4,227.60 |
| David Green | | | | | | - | | | | | | - |
| De Lage | | | | 443.69 | | 443.69 | | 829.81 | | | | 829.81 |
| DEKRA | | | | | | - | 7,292.73 | | | | | 7,292.73 |
| Dennis Green | | | | | 3,000.00 | 3,000.00 | | | | | | - |
| Devin Ellis | | | | | | - | | | | | | - |
| Domo | | | | | 33,055.00 | 33,055.00 | | | | | | - |
| Dorsey | | | | | (0.01) | (0.01) | 86,500.00 | 85,986.03 | 76,400.00 | 50,949.38 | | 299,835.41 |
| Doug Wilkes | | | | | | - | 361.13 | | | | | 361.13 |
| DQS | | | | | 2,600.00 | 2,600.00 | | | | | | - |
| Eclipse | | | | | 20,000.00 | 20,000.00 | | | | | | - |
| Elcon | | | | | 1,301.21 | 1,301.21 | | | | | | - |
| Express | | | | | 49.42 | 49.42 | | | | | | - |
| Farmer John | | | | | 600.00 | 600.00 | | | | | | - |
| Fedex | | | | 1,299.18 | 40.01 | 1,339.19 | 267.04 | | | | | 267.04 |
| Financial Profiles | | | | | 19,048.27 | 19,048.27 | | | | | | - |
| First Digital | | | | | 364.40 | 364.40 | | | | | | - |
| Flexpak | | | | | 2,272.94 | 2,272.94 | | | | | | - |
| FP Mailing | | | | | 142.00 | 142.00 | 1,213.78 | | | | | 1,213.78 |
| Harold Wolcott | | | | | 12,500.00 | 12,500.00 | | | | | | - |
| HealthSTAR | | | | | 41,138.24 | 41,138.24 | | | | | | - |
| Henriksen Butler | | | | | 37,000.00 | 37,000.00 | | | | | | - |

BSD Medical Corporation
Accounts Payable Detail

CASE NO: 16-24435 RKM

For Period: 8/31/16

| Customer | Pre Petition Under 30 | Pre Petition 30 to 60 | Pre Petition 61 to 90 | Pre Petition 91 to 120 | Pre Petition Over 120 | Pre Petition Total | Post Petition Under 30 | Post Petition 30 to 60 | Post Petition 61 to 90 | Post Petition 91 to 120 | Post Petition Over 120 | Post Petition Total |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Hogan | | | | | 6,155.62 | 6,155.62 | | | | | | - |
| Holland | | | | | | - | | (10.00) | | | | (10.00) |
| Integra | | | | | 4.79 | 4.79 | | | | | | - |
| IRS | | | | | | - | | | | | | - |
| Iron Mtn | | | | | 636.30 | 636.30 | | | | | | - |
| Jean Yves | | | | | 3,500.00 | 3,500.00 | | | | | | - |
| Jeremy Ellis | | | | | | - | - | | | | | - |
| John Groen | | | | | | - | - | | | | | - |
| Julene Cray | | | | | 7,500.00 | 7,500.00 | | | | | | - |
| KAX | | | | | | - | | 3,913.00 | | | | 3,913.00 |
| Knapp | | | | | 60,000.00 | 60,000.00 | | | | | | - |
| KOL Bio medical | | | | | | - | 21,600.00 | | | | | 21,600.00 |
| Kristine Bates | | | | | 1,600.00 | 1,600.00 | | | | | | - |
| Latham | | | | | 21,706.25 | 21,706.25 | | | | | | - |
| Life Science | | | | | 300.00 | 300.00 | | | | | | - |
| Litho | | | | | 1,186.80 | 1,186.80 | | | | | | - |
| Loeb & Loeb | | | | | | - | | 3,487.50 | | | | 3,487.50 |
| Mark Houskeeper | | | | | | - | | | | | | - |
| MegaPath | | | | | 41,215.85 | 41,215.85 | | | | | | - |
| Merit | | | | | 26,729.23 | 26,729.23 | | | | | | - |
| Merrill | | | | | 24,492.48 | 24,492.48 | | | | | | - |
| Modellers | | | | | 49,752.00 | 49,752.00 | | | | | | - |
| Mouser | | | | | 12.97 | 12.97 | | | | | | - |
| MultiLing | | | | (650.00) | 8,979.20 | 8,329.20 | | | | | | - |
| Nasdaq | | | | | 76,665.50 | 76,665.50 | | | | | | - |
| Nelson Labs | | | | | | - | 90.00 | | | | | 90.00 |
| Newark | | | | | 217.07 | 217.07 | | | | | | - |
| Nixon Peabody | | | | | 45,042.60 | 45,042.60 | | 5,000.00 | | | | 5,000.00 |
| North American | | | | | 609.25 | 609.25 | | | | | | - |
| Orange Document | | | | | | - | | 5,623.80 | | | | 5,623.80 |
| Parsons Behle | | | | | 2,603.60 | 2,603.60 | | | | | | - |
| PCB | | | | | 6,430.41 | 6,430.41 | | | | | | - |
| Perelson | | | | | 2,160.75 | 2,160.75 | | | | | | - |
| Pinnacle | | | | | 450.00 | 450.00 | | | | | | - |
| Plastic Fab | | | | | (241.35) | (241.35) | | | | | | - |
| Progressive | | | | | 1,793.97 | 1,793.97 | | | | | | - |
| Pure Water | | | | | 793.17 | 793.17 | | | | | | - |
| Quality Plating | | | | | 352.05 | 352.05 | | | | | | - |
| Republic | | | | | 632.66 | 632.66 | | | | | | - |
| Revenue Cycle | | | | | 3,500.00 | 3,500.00 | | | | | | - |
| Riley Astill | | | | | | - | | 3,665.09 | | | | 3,665.09 |
| Robert Risk | | | | | | - | 292.50 | | | | | 292.50 |
| Rocky Mountain | | | | | 2,215.14 | 2,215.14 | | | | | | - |
| Roger Armstrong | | | | | | - | | 2,890.00 | | | | 2,890.00 |
| Ryan Patterson | | | | | 2,875.00 | 2,875.00 | | | | | | - |
| Somacis | | | | | 2,000.00 | 2,000.00 | | | | | | - |
| Standard Parking | | | | | 2,070.00 | 2,070.00 | | | | | | - |

BSD Medical Corporation
Accounts Payable Detail

CASE NO: 16-24435 RKM

For Period: 8/31/16

| Customer | Pre Petition: Under 30 | 30 to 60 | 61 to 90 | 91 to 120 | Over 120 | Total | Post Petition: Under 30 | 30 to 60 | 61 to 90 | 91 to 120 | Over 120 | Total |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Strong Hanni | | | | | 4,428.20 | 4,428.20 | | | | | | - |
| Sure Systems | | | | | 1,091.97 | 1,091.97 | | | | | | - |
| SurePayroll | | | | | | - | | | | | | - |
| Surface Solutions | | | | | 582.47 | 582.47 | | | | | | - |
| Tallfin | | | | | 15,500.00 | 15,500.00 | | | | | | - |
| TalentCare | | | | | 1,000.00 | 1,000.00 | | | | | | - |
| Technology Assessment | | | | | 700.00 | 700.00 | | | | | | - |
| Terminix | | | | | 103.00 | 103.00 | | | | | | - |
| Thorpe North | | | | | 5,279.88 | 5,279.88 | | | | | | - |
| Three Seeds | | | | | 19,937.50 | 19,937.50 | | | | | | - |
| THT Consulting | | | | | | - | | | | | | - |
| Travelers | | | | | | - | | | | | | - |
| TUV Rheinland | | | | | | - | | | | | | - |
| U of L Surgery | | | | | 40,900.00 | 40,900.00 | | | | | | - |
| U of U | | | | | 70.00 | 70.00 | | | | | | - |
| Utah State Tax Comm | | | | | | - | | | | | | - |
| Veracity | | | | 1,814.48 | 5,024.56 | 6,839.04 | | | | | | - |
| Veritas | | | | | | - | 1,462.00 | | | | | 1,462.00 |
| Verizon Wireless | | | | | 1,537.53 | 1,537.53 | | | | | | - |
| Verizon Wireless | | | | | 1,370.46 | 1,370.46 | | | | | | - |
| Vernay Labs | | | | | 11,581.76 | 11,581.76 | | | | | | - |
| Whipsaw | | | | | 28,102.00 | 28,102.00 | | | | | | - |
| Worldwide Express | | | 20.85 | 64.22 | 20.65 | 105.72 | | | | | | - |
| | | | | | | - | | | | | | - |
| | | | | | | - | | | | | | - |
| | | | | | | - | | | | | | - |
| | | | | | | - | | | | | | - |
| Totals | - | - | 20.85 | 27,290.12 | 895,462.59 | 922,773.56 | 130,244.28 | 125,264.78 | 78,655.25 | 50,949.38 | - | 385,113.69 |
| Less: Professional Fees separately stated | | | | | | | (86,500.00) | (94,651.12) | (76,400.00) | (50,949.38) | - | (308,500.50) |
| Less: Payroll Taxes separately stated | | | | | | | | | | | | - |
| Net Payables | | | | | | | 43,744.28 | 30,613.66 | 2,255.25 | - | - | 76,613.19 |

**DEBTOR:** BSD Medical Corporation **CASE NO:** 16-24435 RKM

# Form 2-F
## QUARTERLY FEE SUMMARY *
**For the Month Ended:** 8/31/16

| Month | Year | | Cash Disbursements ** | | Quarterly Fee Due | Check No. | Date Paid |
|---|---|---|---|---|---|---|---|
| January | | $ | - | | | | |
| February | | | - | | | | |
| March | | | - | | | | |
| TOTAL 1st Quarter | | $ | - | $ | | | |
| April | | $ | - | | | | |
| May | | | (13,790.02) (1) | | | | |
| June | | | 245,029.30 | | | | |
| TOTAL 2nd Quarter | | $ | 245,029.30 | $ | $1,950 | 31347 | 7/19/16 |
| July | | $ | 134,212.36 | | | | |
| August | | | 854,411.74 | | | | |
| September | | | - | | | | |
| TOTAL 3rd Quarter | | $ | 988,624.10 | $ | | | |
| October | | $ | - | | | | |
| November | | | - | | | | |
| December | | | - | | | | |
| TOTAL 4th Quarter | | $ | - | $ | | | |

## FEE SCHEDULE (as of JANUARY 1, 2008)

*Subject to changes that may occur to 28 U.S.C. §1930(a)(6)*

| Quarterly Disbursements | Fee | Quarterly Disbursements | Fee |
|---|---|---|---|
| $0 to $14,999.................... | $325 | $1,000,000 to $1,999,999............. | $6,500 |
| $15,000 to $74,999.......... | $650 | $2,000,000 to $2,999,999............. | $9,750 |
| $75,000 to $149,999........ | $975 | $3,000,000 to $4,999,999............. | $10,400 |
| $150,000 to $224,999...... | $1,625 | $5,000,000 to $14,999,999 ....... | $13,000 |
| $225,000 to $299,999...... | $1,950 | $15,000,000 to $29,999,999.... | $20,000 |
| $300,000 to $999,999...... | $4,875 | $30,000,000 or more | $30,000 |

NOTES: '(1) $13,790.02 of checks that were paid pre-petition, were subsequently voided post petition. This negative amount was excluded from the calculation of quarterly fees due.

* This summary is to reflect the current calendar year's information cumulative to the end of the reporting period

** Should agree with line 3, Form 2-B. Disbursements are net of transfers to other debtor in possession bank accounts

*Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]*

*In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717*

Rev. 12/10/2009

**DEBTOR:** BSD Medical Corporation **CASE NO:** 16-24435 RKM

Form 2-G

## NARRATIVE

**For the Month Ended:** 8/31/16

**Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.**

- On August 11, 2016, the Bankruptcy Court entered its Order Authorizing Sale of Assets [Docket No. 160], which authorized the Debtor's sale of substantially all of the Debtor's assets to Scion Medical Technologies, LLC ("Scion") for a purchase price of $4.35 million, pursuant to an asset purchase agreement (the "APA"). Under the APA, the Debtor also sold the name "Perseon Corporation" to Scion, and consequently, the Debtor has taken action with the Delaware Division of Corporations to change its name to BSD Medical Corporation.
- On August 12, 2016, B.E. Capital Management Fund LP ("B.E.") filed a motion to convert the Debtor's chapter 11 case to a case under chapter 7 of the Bankruptcy Code [Docket No. 162] (the "Motion to Convert"). The Debtor filed an objection to Motion to Convert and B.E. filed a reply. The Bankruptcy Court has set a hearing on the Motion to Convert for September 20, 2016.
- On August 22, 2016, the Debtor closed the sale transaction contemplated in the APA and received the balance of the $4.35 million purchase price, minus the $850,000 bid deposit, from Scion.

**Bank Statement List**

For Period Ending: 8/31/16

| Account | Purpose of Account |
|---|---|
| xxxx 1802 | Operating checking account |
| xxxx 8458 | Savings account |
| xxxx 5217 | FSA checking account |
| xxxx 7593 | Cash secured credit card (1) |

NOTES:

(1) The cash secured credit card was canceled in July 2016. Wells Fargo indicated it can take up to 90 days to refund the security deposit of $25,000. As of the date of this filing, the deposit has not been received from Wells Fargo, so the cash is still listed seprately.

# Analyzed Business Checking

Account number: [redacted]1802 ▪ August 1, 2016 - August 31, 2016 ▪
Image count: 22

WELLS FARGO

BSD MEDICAL CORP
PERSON CORPORATION
1969 CLAREMONT DR
BOUNTIFUL UT 84010-2316

**Questions?**

*Available by phone 24 hours a day, 7 days a week:*
**1-800-CALL-WELLS** (1-800-225-5935)

*Online:* wellsfargo.com

*Write:* Wells Fargo Bank, N.A. (119)
P.O. Box 6995
Portland, OR 97228-6995

## Account summary

### *Analyzed Business Checking*

| *Account number* | *Beginning balance* | *Total credits* | *Total debits* | *Ending balance* |
|---|---|---|---|---|
| [redacted]1802 | $190,258.73 | $3,126,966.64 | -$3,240,501.63 | $76,723.74 |

## Credits

**Deposits**

| *Effective date* | *Posted date* | *Amount* | *Transaction detail* |
|---|---|---|---|
| | 08/11 | 27,874.28 | Deposit |
| | 08/12 | 5,230.00 | Deposit |
| | 08/24 | 14,262.36 | Deposit |
| | | **$47,366.64** | **Total deposits** |

**Electronic deposits/bank credits**

| *Effective date* | *Posted date* | *Amount* | *Transaction detail* |
|---|---|---|---|
| | 08/10 | 44,500.00 | 08/10Bankcard Deposit -0329238456 |
| | 08/15 | 10,100.00 | 36 Treas 310 Misc Pay 081516 xxxxx0012 VA Medical Center\Dtm*003*160731\SE*18*056554241\ |
| | 08/22 | 50,000.00 | Online Transfer Payables Ref #Bbekdrvdpf |
| | 08/24 | 2,975,000.00 | WT Fed#03359 US Bank, NA /Org=Dorsey and Whitney LLP Lawyers Trus Srf# 160824033058 Trn#160824143392 Rfb# 160824033058 |
| | | **$3,079,600.00** | **Total electronic deposits/bank credits** |
| | | **$3,126,966.64** | **Total credits** |

## Debits

**Electronic debits/bank debits**

| *Effective date* | *Posted date* | *Amount* | *Transaction detail* |
|---|---|---|---|
| | 08/02 | 95.99 | Online Payroll PR MO Fee Perseon Corporatio5D70 |
| | 08/02 | 0.55 | Utah801/297-7703 Tax Paymnt 1443854848 Bsd Medical Corp |

*Electronic debits/bank debits (continued)*

| *Effective date* | *Posted date* | *Amount* | *Transaction detail* |
|---|---|---|---|
| | 08/02 | 13.39 | Utah801/297-7703 Tax Paymnt xxxxx6112 Bsd Medical Corp |
| | 08/02 | 23.70 | Utah801/297-7703 Tax Paymnt 1450048000 Bsd Medical Corp |
| | 08/03 | 279.18 | IRS Usataxpymt 080316 270661662830183 Person Corporation |
| | 08/04 | 132,235.37 | Payroll Service 5D70 072916 5D70 5D70 Perseon Corporation |
| | 08/10 | 50.62 | Bankcard Fee - 0329238456 |
| | 08/10 | 1,030.40 | Bankcard Discount Fee - 0329238456 |
| | 08/10 | 1,566.70 | Bankcard Interchange Fee - 0329238456 |
| | 08/10 | 5,623.80 | DE Div of Corp[redacted]3077 081016 Perseon Corporation |
| | 08/11 | 114.23 | Client Analysis Srvc Chrg 160810 Svc Chge 0716 00000[redacted]802 |
| | 08/15 | 81.62 | Federal Express Debit 160812 MMA21307195 Perseon Corporation |
| | 08/17 | 2,657.41 | Sage Software Sb 8005478900 688698880983 Not Available Not Avai |
| | 08/18 | 77,555.23 | Payroll Service 5D70 081516 5D70 5D70 Perseon Corporation |
| | 08/19 | 4,291.00 | Ctcorporation Legalserv 160818 9815970 Bsd Medical Corp/Perse |
| | 08/19 | 2,474.55 | IRS Usataxpymt 081916 270663211044978 Person Corporation |
| | 08/22 | 207.02 | Federal Express Debit 160819 MMA21376159 Perseon Corporation |
| | 08/25 | 2,900,000.00 | Online Transfer Interest Income Ref #Bbexyzq9Q5 |
| | 08/29 | 131.02 | Federal Express Debit 160826 MMA21443055 Perseon Corporation |
| | 08/30 | 61,683.38 | WT Fed#05122 Jpmorgan Chase Ban /Ftr/Bnf=Surepayroll Srf# IN16083007014879 Trn#160830146645 Rfb# 000000278 |
| | | **$3,190,115.16** | **Total electronic debits/bank debits** |

**Checks paid**

| *Number* | *Amount* | *Date* | *Number* | *Amount* | *Date* | *Number* | *Amount* | *Date* |
|---|---|---|---|---|---|---|---|---|
| 31341 | 1,312.50 | 08/04 | 31355 | 829.81 | 08/11 | 31362 | 560.00 | 08/23 |
| 31348* | 3,060.07 | 08/02 | 31356 | 76.92 | 08/10 | 31363 | 1,387.50 | 08/22 |
| 31349 | 1,190.00 | 08/02 | 31357 | 3,367.43 | 08/09 | 31364 | 1,415.77 | 08/26 |
| 31350 | 157.32 | 08/02 | 31358 | 7,462.50 | 08/09 | 31365 | 3,450.00 | 08/22 |
| 31351 | 4,995.00 | 08/03 | 31359 | 3,300.00 | 08/15 | 31366 | 1,190.00 | 08/22 |
| 31352 | 375.00 | 08/04 | 31360 | 157.32 | 08/16 | 31367 | 11,925.00 | 08/18 |
| 31353 | 280.00 | 08/10 | 31361 | 2,430.65 | 08/17 | 31368 | 256.18 | 08/24 |
| 31354 | 1,207.50 | 08/12 | | | | | | |

**$50,386.47** **Total checks paid**

* *Gap in check sequence.*

**$3,240,501.63** **Total debits**

## Daily ledger balance summary

| *Date* | *Balance* | *Date* | *Balance* | *Date* | *Balance* |
|---|---|---|---|---|---|
| 07/31 | 190,258.73 | 08/12 | 102,515.03 | 08/23 | 50,947.73 |
| 08/02 | 185,717.71 | 08/15 | 109,233.41 | 08/24 | 3,039,953.91 |
| 08/03 | 180,443.53 | 08/16 | 109,076.09 | 08/25 | 139,953.91 |
| 08/04 | 46,520.66 | 08/17 | 103,988.03 | 08/26 | 138,538.14 |
| 08/09 | 35,690.73 | 08/18 | 14,507.80 | 08/29 | 138,407.12 |
| 08/10 | 71,562.29 | 08/19 | 7,742.25 | 08/30 | 76,723.74 |
| 08/11 | 98,492.53 | 08/22 | 51,507.73 | | |

**Average daily ledger balance** **$182,328.33**

WELLS FARGO

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

# Business High Yield Savings

WELLS FARGO

BSD MEDICAL CORP
1969 CLAREMONT DR
BOUNTIFUL UT 84010-2316

**Questions?**

*Available by phone 24 hours a day, 7 days a week:*
Telecommunications Relay Services calls accepted

**1-800-CALL-WELLS** (1-800-225-5935)

*TTY:* 1-800-877-4833
*En español:* 1-877-337-7454

*Online:* wellsfargo.com/biz

*Write:* Wells Fargo Bank, N.A. (119)
P.O. Box 6995
Portland, OR 97228-6995

## Your Business and Wells Fargo

The plans you establish today will shape your business far into the future. The heart of the planning process is your business plan. Take the time now to build a strong foundation. Find out more at wellsfargoworks.com/plan.

## Activity summary

| | |
|---|---|
| Beginning balance on 8/1 | $1,101,450.49 |
| Deposits/Credits | 2,900,221.70 |
| Withdrawals/Debits | - 50,000.00 |
| **Ending balance on 8/31** | **$3,951,672.19** |
| Average ledger balance this period | $1,740,160.16 |

Account number: [redacted]3458
**BSD MEDICAL CORP**
*Utah account terms and conditions apply*
For Direct Deposit use
Routing Number (RTN): [redacted]2971
For Wire Transfers use
Routing Number (RTN): [redacted]0248

## Interest summary

| | |
|---|---|
| Interest paid this statement | $221.70 |
| Average collected balance | $1,740,160.16 |
| Annual percentage yield earned | 0.15% |
| Interest earned this statement period | $221.70 |
| Interest paid this year | $518.40 |

WELLS FARGO

## Transaction history

| Date | Description | Deposits/ Credits | Withdrawals/ Debits | Ending daily balance |
|---|---|---|---|---|
| 8/22 | * Online Transfer Payables Ref #Bbekdrvdpf | | 50,000.00 | 1,051,450.49 |
| 8/25 | Online Transfer Interest Income Ref #Bbexyzq9Q5 | 2,900,000.00 | | 3,951,450.49 |
| 8/31 | Interest Payment | 221.70 | | 3,951,672.19 |
| **Ending balance on 8/31** | | | | **3,951,672.19** |
| **Totals** | | **$2,900,221.70** | **$50,000.00** | |

*The Ending Daily Balance does not reflect any pending withdrawals or holds on deposited funds that may have been outstanding on your account when your transactions posted. If you had insufficient available funds when a transaction posted, fees may have been assessed.*

* *Indicates transaction counts toward the Regulation D and Wells Fargo savings withdrawal and transfer limit. Except outgoing wire transfers, there is no limit on the number of withdrawals or transfers made in person at an ATM or Wells Fargo location or on any types of deposits. For more information, please refer to your Account Agreement.*

### Monthly service fee summary

For a complete list of fees and detailed account information, please see the Wells Fargo Fee and Information Schedule and Account Agreement applicable to your account or talk to a banker. Go to wellsfargo.com/feefaq to find answers to common questions about the monthly service fee on your account.

| Fee period 08/01/2016 - 08/31/2016 | Standard monthly service fee $10.00 | You paid $0.00 |
|---|---|---|
| **How to avoid the monthly service fee** | Minimum required | This fee period |
| Have any ONE of the following account requirements | | |
| · Minimum daily balance | $8,000.00 | $1,051,450.49 ☑ |

YP/YP

## Account transaction fees summary

| Service charge description | Units used | Units included | Excess units | Service charge per excess units ($) | Total service charge ($) |
|---|---|---|---|---|---|
| Deposited Items | 0 | 20 | 0 | 0.50 | 0.00 |
| Cash Deposited ($) | 0 | 5,000 | 0 | 0.0030 | 0.00 |
| **Total service charges** | | | | | **$0.00** |

# IMPORTANT ACCOUNT INFORMATION

Here's some clarifying information on when your account could become dormant and what could happen.

**When does my account become dormant?**
Generally, your account becomes dormant if you do not initiate an account-related activity for 12 months for a checking account, 34 months for a savings account, or 34 months after the first renewal for a Time Account (CD). An account-related activity is determined by the laws governing your account. Examples of account-related activity are depositing or withdrawing funds at a banking location or ATM, or writing a check which is paid from the account. Automatic transactions (including recurring and one-time), such as pre-authorized transfers/payments and electronic deposits, set up on the account may not qualify as account-related activity that you initiated.

WELLS FARGO

**What happens to a dormant account?**
We put safeguards in place to protect a dormant account which may include restricting the following: transfers between your Wells Fargo accounts using your ATM/debit card; transfers by phone using our automated banking service; transfers or payments through online, mobile, and text banking (including Bill Pay); or wire transfers (incoming and outgoing).

Normal monthly service and other fees continue to apply (except where prohibited by law). Your account funds may be transferred to the appropriate state if no activity occurs in the account within the time period as specified by state law. This transfer is known as "escheat." After transferring your account funds to the state, we will close your account and any interest will stop accruing. To recover your account funds, you must file a claim with the state.

For more information, please see your Business Account Agreement, speak with a local banker, or call the phone number on the top of your statement.

---

We would like to remind you of the following:

Under the ACH Rules, the Bank can return any non-consumer ACH debit entry as unauthorized until midnight of the business day following the business day the Bank posts the entry to your account. In order for the Bank to meet this deadline, you are required to notify us to return any non-consumer ACH debit entry as unauthorized by the cutoff time we separately disclose. The cutoff time is currently 3:00 PM Central Time. If you do not timely notify us of the unauthorized non-consumer ACH debit entry, we will not be able to return it without the cooperation and agreement of the originating bank and the originator of the debit entry. Any other effort to recover the funds must occur solely between you and the originator of the entry.

WELLS FARGO

## General statement policies for Wells Fargo Bank

■ **Notice:** Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery, P.O. Box 5058, Portland, OR 97208-5058.

You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

## Account Balance Calculation Worksheet

1. Use the following worksheet to calculate your overall account balance.
2. Go through your register and mark each check, withdrawal, ATM transaction, payment, deposit or other credit listed on your statement. Be sure that your register shows any interest paid into your account and any service charges, automatic payments or ATM transactions withdrawn from your account during this statement period.
3. Use the chart to the right to list any deposits, transfers to your account, outstanding checks, ATM withdrawals, ATM payments or any other withdrawals (including any from previous months) which are listed in your register but not shown on your statement.

**ENTER**

A. The ending balance shown on your statement . . . . . . . . . . . . . . . . . . . . . $ ____________

**ADD**

B. Any deposits listed in your register or transfers into your account which are not shown on your statement.

$ ____________
$ ____________
$ ____________
\+ $ ____________

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . TOTAL $ ____________

**CALCULATE THE SUBTOTAL**

(Add Parts A and B)

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . TOTAL $ ____________

**SUBTRACT**

C. The total outstanding checks and withdrawals from the chart above . . . . . . . . . . . . . - $ ____________

**CALCULATE THE ENDING BALANCE**

(Part A + Part B - Part C)
This amount should be the same as the current balance shown in your check register . . . . . . . . . . . . . . . . . . . . . . . . . $ ____________

| Number | Items Outstanding | Amount |
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| | Total amount $ | |

# Analyzed Business Checking

WELLS FARGO

BSD MEDICAL CORP
PERSEON CORPORATION
1969 CLAREMONT DR
BOUNTIFUL UT 84010-2316

**Questions?**

*Available by phone 24 hours a day, 7 days a week:*
**1-800-CALL-WELLS** (1-800-225-5935)

*Online:* wellsfargo.com

*Write:* Wells Fargo Bank, N.A. (119)
P.O. Box 6995
Portland, OR 97228-6995

## Account summary

### *Analyzed Business Checking*

| *Account number* | *Beginning balance* | *Total credits* | *Total debits* | *Ending balance* |
|---|---|---|---|---|
| [redacted]5217 | $4,665.12 | $0.00 | $0.00 | $4,665.12 |

### Daily ledger balance summary

| *Date* | *Balance* |
|---|---|
| 07/31 | 4,665.12 |

**Average daily ledger balance** **$4,665.12**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

WELLS FARGO

## Important Information

| | |
|---|---|
| STATEMENT SAVINGS ACCOUNT BALANCE | $25,000.00 |
| INTEREST PAID THIS CYCLE | $0.00 |
| INTEREST PAID YEAR TO DATE | $0.00 |
| LENGTH OF STATEMENT PERIOD (DAYS) | 33 |
| INTEREST RATE | 0.00% |

YOUR ACCOUNT IS PAST DUE. IF THE PAYMENT HAS NOT ALREADY BEEN SENT, PLEASE REMIT THE TOTAL AMOUNT DUE TODAY OR CALL US AT 1-866-272-7132.

2-1

## Transaction Details

| *Trans* | *Post* | *Reference Number* | *Description* | *Credits* | *Charges* |
|---|---|---|---|---|---|
| 09/06 | 09/06 | | LATE CHARGE | | 39.00 |
| | PERIODIC "FINANCE CHARGE" | | PURCHASES $2.97 CASH ADVANCE $0.00 | | 2.97 |

## Bank Reconciliation List

For Period Ending: 8/31/16

| Account | Purpose of Account |
|---|---|
| xxxx 1802 | Operating checking account |
| xxxx 8458 | Savings account |
| xxxx 5217 | FSA checking account |
| xxxx 7593 | Cash secured credit card (1) |

NOTES:

(1) The cash secured credit card was canceled in July 2016. Wells Fargo indicated it can take up to 90 days to refund the security deposit of $25,000. As of the date of this filing, the deposit has not been received from Wells Fargo, so the cash is still listed seprately.

Sep 11, 2016
9:53 pm

# Perseon Medical
## Reconciliation Report
Cash Account #1 [Checking], Sorted by Check Date
tatement date: 08/31/16 Reconciliation date: 09/11/16

CHECKS

| Check# | Date | Vendor | Name | Cleared | Outstanding |
|---|---|---|---|---|---|
| 30352 | 08/04/15 | 0822 | Marker Group | | 208.00 |
| 30900 | 11/06/15 | 0822 | Marker Group | | 350.00 |
| 31300 | 05/13/16 | 8577 | Salt Lake County Assesso | | 60.98 |
| 31341 | 07/19/16 | 1017 | Risk Consulting Services | 1,312.50 | |
| 31348 | 07/28/16 | 1191 | TUV Rheinland of NA, Inc | 3,060.07 | |
| 31349 | 07/28/16 | 8531 | BACS | 1,190.00 | |
| 31350 | 07/28/16 | 8545 | Iron Mountain | 157.32 | |
| 31351 | 07/28/16 | 8653 | DEKRA Certification | 4,995.00 | |
| 31352 | 07/28/16 | 8656 | Transamerica | 375.00 | |
| 31353 | 08/03/16 | 0569 | John Groen | 280.00 | |
| 31354 | 08/03/16 | 1017 | Risk Consulting Services | 1,207.50 | |
| 31355 | 08/03/16 | 8276 | De Lage Landen | 829.81 | |
| 31356 | 08/03/16 | 8378 | New Jersey Department of | 76.92 | |
| 31357 | 08/03/16 | 8504 | Benjamin Curtis Beckham | 3,367.43 | |
| 31358 | 08/03/16 | 8567 | Veritas Management Corp | 7,462.50 | |
| 31359 | 08/11/16 | 8504 | Benjamin Curtis Beckham | 3,300.00 | |
| 31360 | 08/11/16 | 8545 | Iron Mountain | 157.32 | |
| 31361 | 08/11/16 | 8596 | Doug Wilkes | 2,430.65 | |
| 31362 | 08/17/16 | 0569 | John Groen | 560.00 | |
| 31363 | 08/17/16 | 1017 | Risk Consulting Services | 1,387.50 | |
| 31364 | 08/17/16 | 8374 | Dirk D Cooley | 1,415.77 | |
| 31365 | 08/17/16 | 8504 | Benjamin Curtis Beckham | 3,450.00 | |
| 31366 | 08/17/16 | 8531 | BACS | 1,190.00 | |
| 31367 | 08/17/16 | 8567 | Veritas Management Corp | 11,925.00 | |
| 31368 | 08/17/16 | 8652 | Comcast | 256.18 | |
| 31369 | 09/01/16 | 1017 | Risk Consulting Services | | 292.50 |
| 31370 | 09/01/16 | 8276 | De Lage Landen | | 829.81 |
| 31371 | 09/01/16 | 8567 | Veritas Management Corp | | 1,462.00 |
| 31372 | 09/01/16 | 8596 | Doug Wilkes | | 361.13 |
| 31373 | 09/01/16 | 8645 | KAX Company LLC | | 3,913.00 |
| 31374 | 09/01/16 | 8653 | DEKRA Certification | | 7,292.73 |
| | | | Total | 50,386.47 | 14,770.15 |

DEPOSITS

| Txn# | Date | | Description | Cleared | Outstanding |
|---|---|---|---|---|---|
| 52043 | 08/09/16 | | A/R cash receipts | 44,500.00 | |
| 61412 | 08/09/16 | | Bk refund from Dorsey | 27,874.28 | |
| 61413 | 08/11/16 | | A/R cash receipts | 5,230.00 | |
| 61414 | 08/15/16 | | A/R cash receipts | 10,100.00 | |
| 61417 | 08/22/16 | | xfer for payables | 50,000.00 | |
| 61415 | 08/23/16 | | Green pre-petition reimb | 14,262.36 | |
| 61416 | 08/24/16 | | Cash from sale to Scion | 2,975,000.00 | |

DEPOSITS

| Txn# | Date | | Description | Cleared | Outstanding |
|---|---|---|---|---|---|
| 61419 | 08/24/16 | | Scion deal suntrust amt | | 525,000.00 |
| | | | Total | 3,126,966.64 | 525,000.00 |

CHARGES

| Txn# | Date | | Description | | Cleared | Outstanding |
|---|---|---|---|---|---|---|
| 7613 | 08/10/16 | | Bankcard Discount Fee | | 1,030.40 | |
| 7612 | 08/11/16 | | Bankcard Interchange Fee | | 1,566.70 | |
| 7614 | 08/11/16 | | Bankcard Fee | | 50.62 | |
| 7615 | 08/11/16 | | Client Analysis svc chg | | 114.23 | |
| 7618 | 08/24/16 | | Suntrust deal fee | | | 525,000.00 |
| 7617 | 08/25/16 | | To earn int income | | 2,900,000.00 | |
| 7616 | 09/02/16 | | Surepayroll August fee | | | 83.99 |
| | | | | Total | 2,902,761.95 | 525,083.99 |

WITHDRAWS

| Txn# | Date | | Description | | Cleared | Outstanding |
|---|---|---|---|---|---|---|
| 7611 | 08/02/16 | | 7.2016 payroll fee | | 95.99 | |
| | | | | Total | 95.99 | 0.00 |

EFTS

| | Date | Vendor | Name / EFT # | Cleared | Outstanding |
|---|---|---|---|---|---|
| | 08/01/16 | 1528 | Utah State Tax Comm<br>Q2 2014 BALANCE DUE | 13.39 | |
| | 08/01/16 | 1528 | Utah State Tax Comm<br>Q2 2016 SALES/USE TAX | 23.70 | |
| | 08/01/16 | 0673 | Internal Revenue Service<br>Q3 2015 720 PENALTY | 279.18 | |
| | 08/01/16 | 1528 | Utah State Tax Comm<br>Q2 2015 LATE FEE | 0.55 | |
| | 08/03/16 | 8476 | Mark Houskeeper<br>PR 07.31.2016 08 | 1,035.08 | |
| | 08/03/16 | 8478 | Jeremy S. Ellis<br>PR 07.31.2016 06 | 495.00 | |
| | 08/03/16 | 0465 | Carol Freasier<br>PR 07.31.2016 07 | 2,080.00 | |
| | 08/03/16 | 8595 | Ariel Duke<br>PR 07.31.2016 04 | 30.00 | |
| | 08/03/16 | 8596 | Doug Wilkes<br>PR 07.31.2016 09 | 935.92 | |
| | 08/03/16 | 8644 | Devin Ellis<br>PR 07.31.2016 05 | 150.00 | |
| | 08/03/16 | 8647 | SUREPAYROLL<br>PR 07.31.2016 01 | 16,460.18 | |
| | 08/03/16 | 8649 | DAVID GREEN<br>PR 07.31.2016 10 | 10,000.00 | |
| | 08/03/16 | 8650 | RILEY ASTILL<br>PR 07.31.2016 02 | 5,000.00 | |
| | 08/03/16 | 8502 | Clint Carnell<br>PR 07.31.2016 03 | 96,049.19 | |
| | 08/10/16 | 0301 | CT Corporation Sys.<br>Q1&2 2016 DE FRAN TAX | 5,623.80 | |
| | 08/15/16 | 0505 | Federal Express<br>FEDEX 549528828 | 81.62 | |
| | 08/17/16 | 8658 | SAGE<br>08.17.2016 SAGE | 2,657.41 | |
| | 08/18/16 | 8502 | Clint Carnell<br>PR 08.15.2016 02 | 20,833.33 | |
| | 08/18/16 | 8644 | Devin Ellis<br>PR 08.15.2016 03 | 850.00 | |
| | 08/18/16 | 8647 | SUREPAYROLL<br>PR 08.15.2016 06 | 35,736.05 | |
| | 08/18/16 | 8649 | DAVID GREEN | | |

| Date | Vendor | Name / EFT # | Cleared | Outstanding |
|---|---|---|---|---|
| | | PR 08.15.2016 07 | 10,000.00 | |
| 08/18/16 | 8478 | Jeremy S. Ellis<br>PR 08.15.2016 04 | 635.85 | |
| 08/18/16 | 8650 | RILEY ASTILL<br>PR 08.15.2016 08 | 5,000.00 | |
| 08/18/16 | 0465 | Carol Freasier<br>PR 08.15.2016 05 | 4,500.00 | |
| 08/19/16 | 0301 | CT Corporation Sys.<br>EFT 08.19.2016 | 4,291.00 | |
| 08/19/16 | 0673 | Internal Revenue Service<br>ACH 2016.08.19 | 2,474.55 | |
| 08/23/16 | 0505 | Federal Express<br>ACH 2016.08.22 | 207.02 | |
| 08/29/16 | 0505 | Federal Express<br>EFT 2016.08.29 | 131.02 | |
| 08/31/16 | 8502 | Clint Carnell<br>EFT 2016.08.31 B | 378.39 | |
| 08/31/16 | 0465 | Carol Freasier<br>2016.08.31 C | 576.00 | |
| 08/31/16 | 8478 | Jeremy S. Ellis<br>EFT 2016.08.31 D | 1,186.75 | |
| 08/31/16 | 8650 | RILEY ASTILL<br>2016.08.31 F | 5,000.00 | |

EFTS

| | Date | Vendor | Name / EFT # | Cleared | Outstanding |
|---|---|---|---|---|---|
| | 08/31/16 | 8502 | Clint Carnell<br>EFT 2016.08.31 G | 20,833.33 | |
| | 08/31/16 | 8647 | SUREPAYROLL<br>EFT 2016.08.31 A | 23,708.91 | |
| | 08/31/16 | 8649 | DAVID GREEN<br>2016.08.31 E | 10,000.00 | |
| | 09/06/16 | 0505 | Federal Express<br>2016.09.06 | | 192.50 |
| | 09/08/16 | 0505 | Federal Express<br>2016.09.09 | | 618.50 |
| | | | Total | 287,257.22 | 811.00 |

| | |
|---|---|
| Statement beginning balance | 190,258.73 |
| Cleared deposits | 3,126,966.64 |
| Cleared charges | -2,902,761.95 |
| Cleared credits | 0.00 |
| Cleared withdrawals | -95.99 |
| Cleared checks | -50,386.47 |
| Cleared EFTs | -287,257.22 |
| Calculated statement balance | 76,723.74 |
| Statement ending balance | 76,723.74 |
| Difference | 0.00 |

If your bank statement is in balance, then the Calculated statement balance will equal the Statement ending balance.

| | |
|---|---|
| Statement ending balance | 76,723.74 |
| Outstanding deposits | 525,000.00 |
| Outstanding charges | -525,083.99 |
| Outstanding credits | 0.00 |
| Outstanding withdrawals | 0.00 |
| Outstanding checks | -14,770.15 |
| Outstanding EFTs | -811.00 |
| Adjusted statement balance | 61,058.60 |

Sep 11, 2016
9:56 pm

# Perseon Medical

## Reconciliation Report

Cash Account #3 [Money Market], Sorted by Check Date
tatement date: 08/31/16 Reconciliation date: 09/11/16

DEPOSITS

| Txn# | Date | | Description | | Cleared | Outstanding |
|---|---|---|---|---|---|---|
| 9 | 08/25/16 | | To earn int income | | 2,900,000.00 | |
| 10 | 08/31/16 | | Int earned | | 221.70 | |
| | | | | Total | 2,900,221.70 | 0.00 |

CHARGES

| Txn# | Date | | Description | | Cleared | Outstanding |
|---|---|---|---|---|---|---|
| 52020 | 08/22/16 | | xfer for payables | | 50,000.00 | |
| | | | | Total | 50,000.00 | 0.00 |

| | |
|---|---|
| Statement beginning balance | 1,101,450.49 |
| Cleared deposits | 2,900,221.70 |
| Cleared charges | -50,000.00 |
| Cleared credits | 0.00 |
| Cleared withdrawals | 0.00 |
| Cleared checks | 0.00 |
| Cleared EFTs | 0.00 |
| Calculated statement balance | 3,951,672.19 |
| Statement ending balance | 3,951,672.19 |
| Difference | 0.00 |

If your bank statement is in balance, then the Calculated statement balance will equal the Statement ending balance.

| | |
|---|---|
| Statement ending balance | 3,951,672.19 |
| Outstanding deposits | 0.00 |
| Outstanding charges | 0.00 |
| Outstanding credits | 0.00 |
| Outstanding withdrawals | 0.00 |
| Outstanding checks | 0.00 |
| Outstanding EFTs | 0.00 |
| Adjusted statement balance | 3,951,672.19 |
| General Ledger account balance as of 09/11/16 | 3,951,672.19 |
| Difference | 0.00 |

If your bank statement is in balance with your General Ledger, then the Adjusted statement balance will equal the General Ledger account balance.

# Perseon Medical

## Reconciliation Report

Cash Account #2 [Payroll], Sorted by Check Date
tatement date: 06/30/16     Reconciliation date: 09/11/16

| | |
|---|---|
| Statement beginning balance | 4,665.12 |
| Cleared deposits | 0.00 |
| Cleared charges | 0.00 |
| Cleared credits | 0.00 |
| Cleared withdrawals | 0.00 |
| Cleared checks | 0.00 |
| Cleared EFTs | 0.00 |
| | --------------- |
| Calculated statement balance | 4,665.12 |
| Statement ending balance | 4,665.12 |
| Difference | 0.00 |

If your bank statement is in balance, then the Calculated statement balance will equal the Statement ending balance.

| | |
|---|---|
| Statement ending balance | 4,665.12 |
| Outstanding deposits | 0.00 |
| Outstanding charges | 0.00 |
| Outstanding credits | 0.00 |
| Outstanding withdrawals | 0.00 |
| Outstanding checks | 0.00 |
| Outstanding EFTs | 0.00 |
| | --------------- |
| Adjusted statement balance | 4,665.12 |
| General Ledger account balance as of 09/11/16 | 4,665.12 |
| Difference | 0.00 |

If your bank statement is in balance with your General Ledger, then the Adjusted statement balance will equal the General Ledger account balance.

# Perseon Medical

## Reconciliation Report

h Account #5 [Wells Fargo Investment], Sorted by Check Date
tatement date: 07/31/16 Reconciliation date: 09/11/16

| | |
|---|---|
| Statement beginning balance | 25,000.00 |
| Cleared deposits | 0.00 |
| Cleared charges | 0.00 |
| Cleared credits | 0.00 |
| Cleared withdrawals | 0.00 |
| Cleared checks | 0.00 |
| Cleared EFTs | 0.00 |
| | --------------- |
| Calculated statement balance | 25,000.00 |
| Statement ending balance | 25,000.00 |
| Difference | 0.00 |

If your bank statement is in balance, then the Calculated statement balance will equal the Statement ending balance.

| | |
|---|---|
| Statement ending balance | 25,000.00 |
| Outstanding deposits | 0.00 |
| Outstanding charges | 0.00 |
| Outstanding credits | 0.00 |
| Outstanding withdrawals | 0.00 |
| Outstanding checks | 0.00 |
| Outstanding EFTs | 0.00 |
| | --------------- |
| Adjusted statement balance | 25,000.00 |
| General Ledger account balance as of 09/11/16 | 25,000.00 |
| Difference | 0.00 |

If your bank statement is in balance with your General Ledger, then the Adjusted statement balance will equal the General Ledger account balance.